EXHIBIT 99.3

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


On October 16, 2003, Zowcom, Inc., a Nevada corporation ("Zowcom"), merged with Procera Networks, Inc. a Delaware corporation ("Procera") (the "Merger") pursuant to an Agreement and Plan of Merger between Zowcom and Procera (the "Agreement"). In the Merger, Zowcom issued 19,617,947 shares of its restricted common stock and warrants to purchase 1,479,000 shares of its restricted common stock to the stockholders of Procera in exchange for 100% of Procera's issued and outstanding shares of common stock and warrants. In addition, Zowcom's management, which held 6,000,000 shares of Zowcom's restricted common stock, tendered all of their shares for redemption in exchange for $88,000 or $0.0147 per share.

As a result of the Merger, Zowcom continued as the surviving corporation and the stockholders of Procera became stockholders of Zowcom. The stockholders of Zowcom prior to the Merger now own approximately 7.6% of the issued and outstanding shares of Zowcom common stock after the Merger. If all Zowcom warrants acquired pursuant to the Merger were exercised, the stockholders of Zowcom would own approximately 7.1% of the issued and outstanding shares of Zowcom common stock. The stockholders of Procera prior to the Merger now own approximately 92.4% of the issued and outstanding shares of Zowcom common stock after the Merger. If all Zowcom warrants acquired pursuant to the Merger were exercised, the stockholders of Procera would own approximately 92.9% of the issued and outstanding shares of Zowcom common stock. Pursuant to the Agreement, Zowcom changed its name to Procera Networks, Inc.

The following unaudited pro forma condensed combined financial information gives effect to the merger of Zowcom and Procera. The unaudited pro forma condensed combined balance sheet combines the financial position of Zowcom and Procera at September 30, 2003 as if the acquisition was consummated on September 30, 2003. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 combines the results of operations of Zowcom and Procera for the year ended December 31, 2002, as if the acquisition had occurred on January 1, 2002. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2003 combines the results of operations of Zowcom and Procera for the nine months ended September 30, 2003, as if the acquisition had occurred on January 1, 2003.

The unaudited pro forma condensed combined financial information presented are based on preliminary estimates, available information and certain assumptions and may be revised as additional information becomes available. The unaudited pro forma condensed combined financial information is not intended to represent what Procera's results of operations would actually have been if the acquisition had occurred on those dates or to project Procera's financial results of operations for any future period. Since Zowcom and Procera were not under common control or management for the period from January 1, 2002 to September 30, 2003, the unaudited pro forma condensed combined financial results may not be comparable to, or indicative of, future performance.

This unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of Zowcom and Procera. Zowcom's historical financial statements can be found in Zowcom's Annual Report on Form 10-KSB/A filed on April 30, 2003. Procera's historical financial statements can be found as Exhibit 99.1 to this Current Report on Form 8-K/A.

                                           UNAUDITED PRO FORMA CONDENSED
                                               COMBINED BALANCE SHEET

                                             As of September 30, 2003


                                                                                    PRO FORMA
                                                                                   ADJUSTMENTS         PRO FORMA
                                                          PROCERA       ZOWCOM      (NOTE #4)           COMBINED
                                                        ------------  ----------  -------------       ------------
ASSETS
 Current assets:
   Cash and cash equivalents                            $   679,590   $     296   $       (296)  (A)  $   679,590
   Accounts receivable, net                                  23,086           -                            23,086
   Inventory                                                130,027           -                           130,027
   Prepaid expenses                                         175,474           -                           175,474
                                                        ------------  ----------  -------------       ------------
       Total current assets                               1,008,177         296           (296)         1,008,177

   Property and equipment, net                              128,682       3,533         (3,533)  (A)      128,682
   Other assets                                              50,615           -                            50,615
                                                        ------------  ----------  -------------       ------------

       Total assets                                     $ 1,187,474   $   3,829   $     (3,829)       $ 1,187,474
                                                        ============  ==========  =============       ============

 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
 Current liabilities:
   Accounts payable                                     $   112,179   $  10,854   $    (10,854)  (A)  $   112,179
   Accrued liabilities                                      244,711           -         32,750   (B)      277,461
   Deferred revenue                                          27,698           -                            27,698
   Due to related parties                                         -      12,897        (12,897)  (A)            -
                                                        ------------  ----------  -------------       ------------
     Total current liabilities                              384,588      23,751          8,999            417,338

   Stockholders' equity (deficit)
     Preferred stock                                              -           -                                 -
     Common stock                                            19,618       7,610         (6,000)  (C)       21,228
     Additonal paid in capital                            3,826,147     108,040       (109,650)  (A)    3,824,537
     Deficit accumulated during the development stage    (3,042,879)   (135,572)       102,822   (A)   (3,075,629)
                                                        ------------  ----------  -------------       ------------
   Stockholders' equity (deficit)                           802,886     (19,922)       (12,828)           770,136
                                                        ------------  ----------  -------------       ------------
       Total liabilities and stockholders' deficit      $ 1,187,474   $   3,829   $     (3,829)       $ 1,187,474
                                                        ============  ==========  =============       ============

              The accompanying notes are an integral part of these
               pro forma condensed combined financial statements.

                                  UNAUDITED PRO FORMA CONDENSED
                                 COMBINED STATEMENT OF OPERATIONS

                           For the Nine Months Ended September 30, 2003



                                                                       PRO  FORMA
                                                                       ADJUSTMENTS       PRO FORMA
                                              PROCERA       ZOWCOM      (NOTE #4)         COMBINED
                                            ------------  -----------  ------------     ------------
Sales                                       $    10,442   $        -   $         -      $    10,442
Cost of sales                                     4,536            -             -            4,536
                                            ------------  -----------  ------------     ------------
      Gross profit                                5,906            -             -            5,906
                                            ------------  -----------  ------------     ------------


Operating expenses:
  Engineering                                   558,686            -             -          558,686
  Sales and marketing                           181,231            -             -          181,231
  General and administrative                    600,085       41,975        32,750 (B)      674,810
                                            ------------  -----------  ------------     ------------
      Total operating expenses                1,340,002       41,975        32,750        1,414,727
                                            ------------  -----------  ------------     ------------

      Loss from operations                   (1,334,096)     (41,975)      (32,750)      (1,408,821)

Other income (expense)
  Other income                                       42            -             -               42
  Interest expense                             (199,741)           -             -         (199,741)
                                            ------------  -----------  ------------     ------------

      Net loss                              $(1,533,795)  $  (41,975)  $   (32,750)     $(1,608,520)
                                            ============  ===========  ============     ============

Net loss per share, basic and diluted                     $    (0.03)                   $     (0.08)
                                                          ===========                   ============
Weighted average shares used in computing
net loss per share, basic and diluted                      1,610,000                     21,227,947
                                                          ===========                   ============

              The accompanying notes are an integral part of these
               pro forma condensed combined financial statements.

                              UNAUDITED PRO FORMA CONDENSED COMBINED
                                     STATEMENT OF OPERATIONS

                               For the Year Ended December 31, 2002


                                                                        PRO FORMA
                                                                       ADJUSTMENTS    PRO FORMA
                                              PROCERA       ZOWCOM      (NOTE #4)      COMBINED
                                            ------------  -----------  ------------  ------------
Sales                                       $   175,368   $    2,045   $         -   $   177,413
Cost of sales                                    89,875            -             -        89,875
                                            ------------  -----------  ------------  ------------
      Gross profit                               85,493        2,045             -        87,538
                                            ------------  -----------  ------------  ------------

Operating expenses:
  Engineering                                   554,545            -             -       554,545
  Sales and marketing                           324,238            -             -       324,238
  General and administrative                    638,665       83,237             -       721,902
                                            ------------  -----------  ------------  ------------
      Total operating expenses                1,517,448       83,237             -     1,600,685
                                            ------------  -----------  ------------  ------------

      Loss from operations                   (1,431,955)     (81,192)            -    (1,513,147)

Other income (expense)
  Other income                                   11,796            -             -        11,796
  Interest expense                              (88,925)           -             -       (88,925)
                                            ------------  -----------  ------------  ------------

      Net loss                              $(1,509,084)  $  (81,192)  $         -   $(1,590,276)
                                            ============  ===========  ============  ============

Net loss per share, basic and diluted                     $    (0.01)                $     (0.07)
                                                          ===========                ============
Weighted average shares used in computing
net loss per share, basic and diluted                      7,610,000                  21,227,947
                                                          ===========                ============

              The accompanying notes are an integral part of these
               pro forma condensed combined financial statements.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION


     1.     SUMMARY  OF  TRANSACTION

In connection with the merger between Zowcom and Procera, Zowcom issued 19,617,947 shares of its restricted common stock and warrants to purchase 1,479,000 shares of its restricted common stock to the stockholders of Procera in exchange for 100% of Procera's issued and outstanding shares of common stock and warrants. In addition, Zowcom's management, which held 6,000,000 shares of Zowcom's restricted common stock, tendered all of their shares for redemption in exchange for $88,000 or $0.0147 per share. For accounting purposes, the merger is considered a capital transaction rather than a business combination since Zowcom has only a minor amount of net assets and no operations and a recapitalization of Procera.

     2.     BASIS  OF  PRESENTATION

Procera maintains its accounting records on a 52-53 week fiscal year with the reporting period ending on the Sunday closest to the calendar month end. The third quarter of 2003 consisted of the thirteen-week period ended September 28, 2003 and fiscal year 2002 ended on December 29, 2002. For convenience, the accompanying financial statements have been shown as ending on the last day of the calendar month.


3.     UNAUDITED  PRO  FORMA  COMBINED  NET  LOSS  PER  SHARE

Basic net loss per share and shares used in computing the net loss per share for the year ended December 31, 2002 and the nine months ended September 30, 2003 are based upon the historical weighted average common shares outstanding plus the shares issued in connection with the merger. Dilutive net loss per share would give affect to the dilutive effect of common stock equivalents consisting of restricted stock and warrants. Potentially dilutive securities have been excluded from the computation of net loss per share as its effect would be antidilutive. The 19,617,947 shares of common stock issued in connection with the merger has been included in the calculation of pro forma basic and diluted net loss per share as follows:

                                                     FOR THE NINE
                                                     MONTHS ENDED         YEAR ENDED
                                                  SEPTEMBER 30, 2003  DECEMBER 31, 2002
                                                  ------------------  ------------------
Shares used in computing basic and
diluted net loss per share                                 1,610,000          7,610,000

Adjustment to reflect common stock
issued in acquisition                                     19,617,947         19,617,947

Adjustment to reflect repurchase of
restricted common stock from Zowcom's management               -----         (6,000,000)
                                                  ------------------  ------------------
Shares used in computing pro forma net
loss per share, basic and diluted                         21,227,947          21,227947
                                                  ==================  ==================

     4.     PRO  FORMA  ADJUSTMENTS

The following pro forma adjustments are based on management's preliminary estimates which may change as additional information is obtained:

(A) To eliminate the historical assets, liabilities and equity of Zowcom that will not be part of the combined company after the merger.

(B) To accrue for merger related costs related to legal and accounting fees, printing costs and other.

(C) Represents the repurchase of the restricted common stock of Zowcom's management upon closing of the merger